UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 3, 2024

VIZIO HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40271	85-4185335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 Tesla

Irvine, CA 92618

(Address of Principal Executive Offices and Zip Code)

(949) 428-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VZIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as described below) pursuant to that certain Agreement and Plan of Merger, dated as of February 19, 2024 (the “Merger Agreement”), between Walmart Inc., a Delaware corporation (“Walmart”), Vista Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Walmart (“Merger Sub”), and VIZIO Holding Corp., a Delaware corporation (“VIZIO”).

On December 3, 2024 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into VIZIO (the “Merger”), with VIZIO surviving the Merger as a wholly owned subsidiary of Walmart. Capitalized terms used herein but not otherwise defined have the respective meanings set forth in the Merger Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, on the Closing Date at the effective time of the Merger (the “Effective Time”), each share of VIZIO’s Class A common stock (the “Class A Common Stock”) and Class B common stock (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) outstanding immediately prior to the Effective Time (subject to certain customary exceptions specified in the Merger Agreement) was automatically converted into the right to receive $11.50 in cash, without interest (the “Per Share Price”) and subject to applicable withholding taxes.

Pursuant to the Merger Agreement, outstanding options to purchase shares of Class A Common Stock (“VIZIO Options”) and outstanding restricted stock units covering shares of Class A Common Stock (“VIZIO RSUs”) were treated as follows, in each case, immediately prior to the Effective Time:

•

each VIZIO Option with a per share exercise price that was less than the Per Share Price and that was outstanding and vested as of immediately before the Effective Time (after giving effect to any acceleration resulting from or in connection with the Merger) (each such VIZIO Option, a “Cashed-Out VIZIO Option”) was cancelled in exchange for the right to receive an amount in cash, subject to applicable withholding taxes, equal to the product of (1) the total number of shares of Class A Common Stock covered by such Cashed-Out VIZIO Option multiplied by (2) the excess of (A) the Per Share Price over (B) the per share exercise price of the Cashed-Out VIZIO Option.

•	each outstanding VIZIO Option that was not a Cashed-Out VIZIO Option was cancelled for no consideration.

•

each VIZIO RSU that was outstanding and vested (and not yet settled) as of immediately prior to the Effective Time (after giving effect to any acceleration resulting from or in connection with the Merger) (each such VIZIO RSU, a “Vested VIZIO RSU”) was cancelled in exchange for the right to receive an amount in cash, subject to applicable withholding taxes, equal to the product of (1) the Per Share Price multiplied by (2) the total number of shares of Class A Common Stock covered by such Vested VIZIO RSU.

•

each VIZIO RSU that was outstanding and unvested as of immediately before the Effective Time (after giving effect to any acceleration resulting from or in connection with the Merger) was cancelled for no consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to VIZIO’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2024, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, VIZIO notified The New York Stock Exchange (“NYSE”) of the consummation of the Merger and requested that NYSE (1) suspend trading of the Class A Common Stock, (2) withdraw the Class A Common Stock from listing on NYSE, and (3) file with the SEC on Form 25 a notification of delisting and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the Class A Common Stock from NYSE. As a result, trading of the Class A Common Stock on NYSE was suspended prior to the opening of NYSE on the Closing Date. After effectiveness of the Form 25, VIZIO intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Class A Common Stock under the Exchange Act and suspend VIZIO’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 hereof) was converted, at the Effective Time, into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of VIZIO, other than the right to receive the Per Share Price.

Item 4.01	Change in Registrant’s Certifying Accountant.

Dismissal of independent registered public accounting firm

On the Closing Date, but prior to the Effective Time, the Audit Committee of the board of directors of VIZIO (the “Board”) approved the dismissal of KPMG LLP (“KPMG”) as VIZIO’s independent registered public accounting firm in connection with the Merger, effective as of the Effective Time.

The audit reports of KPMG on the consolidated financial statements of VIZIO as of and for the years ended December 31, 2023 and 2022, and on the effectiveness of internal control over financial reporting as of December 31, 2023 and 2022, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report dated March 1, 2023 indicated VIZIO did not maintain effective internal control over financial reporting as of December 31, 2022 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that a material weakness related to ineffectively designed controls that address the completeness, accuracy, and reliability of information used in the Company’s accrual of price protection incentives had been identified and included in management’s assessment (“2022 Material Weakness”).

During the years ended December 31, 2023 and 2022, and the subsequent interim period from January 1, 2024 through the Closing Date, there were no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between VIZIO and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports on VIZIO’s consolidated financial statements for such years.

During the years ended December 31, 2023 and 2022, and the subsequent interim period from January 1, 2024 through the Closing Date, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the 2022 Material Weakness that was reported in Part II, Item 9A of VIZIO’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2022. The 2022 Material Weakness was not remediated until December 31, 2023, as reported in Part II, Item 9A of VIZIO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

VIZIO provided KPMG with a copy of the disclosures it is making herein and has requested that KPMG furnish VIZIO with a letter addressed to the SEC stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated December 3, 2024, is filed as Exhibit 16.1 hereto.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of VIZIO occurred, and VIZIO became a wholly owned subsidiary of Walmart. The total amount of consideration payable to VIZIO’s equityholders in connection with the Merger was approximately $2.3 billion. The funds used by Walmart to consummate the Merger and complete the related transactions came from cash on Walmart’s balance sheet.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Immediately following completion of the Merger, Seth Dallaire was elected as the sole director of VIZIO. The following persons, who were directors of VIZIO immediately prior to the completion of the Merger, resigned from the Board and the committees of the Board on which they served, if any, at the Effective Time: William Wang, David Russell, John Burbank, Julia Gouw, Vicky L. Free and Michael Mohan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective upon the completion of the Merger, the certificate of incorporation of VIZIO, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

Effective upon the completion of the Merger, the bylaws of VIZIO, as in effect immediately prior to the Merger, were amended and restated to be in the form of the bylaws attached as Exhibit 3.2 hereto, which is incorporated herein by reference.

Item 8.01	Other Events.

On December 3, 2024, VIZIO issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated February 19, 2024, by and among VIZIO Holding Corp., Walmart Inc., and Vista Acquisition Corp. (incorporated herein by reference to Exhibit 2.1 to VIZIO’s Current Report on Form 8-K filed on February 20, 2024)*

3.1	Amended and Restated Certificate of Incorporation of VIZIO Holding Corp. (effective as of December 3, 2024)

3.2	Amended and Restated Bylaws of VIZIO Holding Corp. (effective as of December 3, 2024)

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated as of December 3, 2024.

99.1	Press Release, dated as of December 3, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIZIO HOLDING CORP.

By:	/s/ Gordon Y. Allison
Gordon Y. Allison
Vice President

Date: December 3, 2024